SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 19, 1999 (July 16, 1999)


                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




DELAWARE                            0-15905                   73-1268729
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                         Identification No.)


                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                (713) 227-7660
             (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
        (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS


      On July 16, 1999, Blue Dolphin Energy Company (the "Company") and American Resources Offshore, Inc., a Delaware corporation ("ARO"), further amended the letter of intent relating to the Company's acquisition of a controlling interest in ARO solely to extend the termination date of the letter of intent to July 30, 1999. ARO's common stock, par value $.00001 per share, is registered under
Section 12 of the Securities Exchange Act of 1934, as amended, and publicly traded.

      A definitive agreement is being negotiated and the terms of the transaction may change. The transaction is contingent upon, among other things, the execution of a definitive agreement, the approval of the board of directors of the Company and ARO, and ARO's shareholders.

      The press release and letter of intent were filed as exhibits to the Company's Form 8-K filed on May 27, 1999.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

(C)   EXHIBITS

      NONE

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
                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 19, 1999


                                          BLUE DOLPHIN ENERGY COMPANY


                                          /s/G. BRIAN LLOYD
                                          G. Brian Lloyd
                                          Vice President, Treasurer

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